Exhibit 10.02

PREFERRED STOCK PURCHASE AGREEMENT

BETWEEN

AIMS Worldwide, Inc.

AND

Liberty Investment and Trust Fund LP

___________________________________________________________________________

SCHEDULES & EHIBITS

Schedule 3.2

Deliveries by the Company

Per Section 3.2 of the Agreement, the Company has provided to the escrow agent, the following:

(a)

The executed Agreement;

(b)

The executed Certificate of Designation;

(c)

The executed Registration Rights Agreement;

(d)

The executed Escrow Agreement;

(e)

The executed Warrant;

(f)

Evidence of approval of the Board of Directors, and Shareholders if required by the Company’s by-laws, of the Company of the Transaction Documents and the transactions contemplated hereby;

(g)

Certificate of Good Standing

(h)

Certificate of the President and the Secretary of the Company that the Certificate of Designation has been adopted and filed and a copy of the filed and accepted Certificate of Designation;

(i)

Certificates of Existence or Authority to Transact Business of the Company issued by each of the Secretary of State for the State of Nevada and the Clerk of the Commonwealth of Virginia State Corporation Commission;

(j)

An opinion from the Company’s counsel concerning the Transaction Documents and the transactions contemplated hereby in form and substance reasonably acceptable to Investor;

(k)

Stock Certificate in the name of Investor evidencing the Preferred Stock;

(l)

Executed Agreements for the acquisitions of all of the issued and outstanding shares of the Target Acquisitions

(m)

Such other Corporate documents evidencing that the Target Acquisitions have been purchased by the Company

(n)

Such other documents or certificates as shall be reasonably requested by Investor or its counsel.

Schedule 3.2 (f)

Evidence of approval of the Board of Directors

AIMS BOD Minutes of Aug 10 2006 Meeting (Liberty)1 - Windows Picture and Fax Viewer

AIMS Worldwide
accurate integrated marketing solutions

Washington, D.C. Tampa Orlando
AIMS Interactive, Inc. Prime Time Broadband Harrell, Woodcock, & Linkletter

Board of Directors Meeting Minutes

Thursday, August 10, 2006
Office of the President
Approved 8/10/06

Call to Order

Meeting called to order at 9:00 a.m. on Thursday, August 10, 2006, by Chairman Michael Foudy. In attendance were Vice Chairman B. Joseph Vincent, CEO and President Gerald Garcia, Jr., and CFO and Controller Patrick J. Summers.

Financing Proposal

Joseph Vincent distributed the Preferred Stock Agreement with Exhibits and Schedules, between AIMS Worldwide, Inc., and Liberty Investment Trust Fund, LLP, for Board consideration.

Gerald Garcia, Jr., moved to acknowledge and accept the Preferred Stock Agreement with Exhibits and Schedules between AIMS Worldwide, Inc., and Liberty Investment Trust Fund, LP, and to execute all aspects of the transaction including, but not limited to, the Certificate of Designation (which does not require shareholder approval), as soon as possible. Seconded by Michael Foudy. Passed unanimously.

Adjournment

Gerald Garcia, Jr., moved to adjourn at 9:15 a.m. Seconded by Joseph Vincent. Passed unanimously.

Board of Directors Meeting Minutes, Thursday, August 10, 2006
10400 Eaton Place, #450 / Fairfax, VA 22030
703-621-3875 / Facsimile 703-621-3870 / www.AIMSWorldwide.com
Page 1 of 1, rev. 8/10/2006, 10:39 AM

Schedule 3.2 (g)

Certificate of Good Standing

NV Cert of Good Standing AIMS 20061 - Windows Picture and Fax Viewer

SECRETARY OF STATE

THE GREAT SEAL OF THE STATE OF NEVADA

ALL FOR OUR COUNTRY

STATE OF NEVADA

CERTIFICATE OF EXISTENCE
WITH STATUS IN GOOD STANDING

I, DEAN HELLER, the duly elected and qualified Nevada Secretary of State, do hereby certify that I am, by the laws of said State, the custodian of the records relating to filings by corporations, non-profit corporations, corporation soles, limited-liability companies, limited partnerships, limited-liability partnerships and business trusts pursuant to Title 7 of the Nevada Revised Statutes which are either presently in a status of good standing or were in good standing for a time period subsequent of 1976 and am the proper officer to execute this certificate.

I further certify that the records of the Nevada Secretary of State, at the date of this certificate, evidence, **AIMS WORLDWIDE, INC.**, as a corporation duly organized under the laws of Nevada and existing under and by virtue of the laws of the State of Nevada since March 13, 1996, and is in good standing in this state.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the Great Seal of State, at my office on July 10, 2006.

Dean Heller

DEAN HELLER
Secretary of State

By

Certification Clerk

Schedule 3.2 (h)

Certificate of the President and the Secretary of the Company that the

 Certificate of Designation has been adopted and filed

Schedule 3.2 (i)

Certificates of Existence or Authority to Transact Business for the

 State of Nevada and the Commonwealth of Virginia

VA CERTIFICATE AUTHORIZING AIMS TO CONDUCT BUSN IN VA1 - Windows Picture and Fax Viewer

Commonwealth of Virginia

STATE CORPORATION COMMISSION

Richmond, October 20, 2003

This is to certify that a certificate of authority to transact business in Virginia was this day issued and admitted to record in this office for

AIMS WORLDWIDE, INC.

a corporation organized under the laws of NEVADA and that the said corporation is authorized to transact business in Virginia, subject to all Virginia laws applicable to the corporation and its business.

State Corporation Commission
Attest:

Clerk of the Commission

CIS0436

Schedule 3.2 (j)

Opinion of Company’s Counsel

Schedule 3.2 (k)

Preferred Stock Certificate

Adobe Acrobat - [AIMS' 4 Preferred Stock Certificates 08_08_06.pdf]

AUG-10-2006 THU 02:18 PM AIMS WORLDWIDE INC FAX NO. 7036213870 P. 01

Co. ID: 11029 **RESTRICTED STOCK**

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF

Nevada

P101

AIMS Worldwide, Inc.

"1,000,000"

SERIES A CONVERTIBLE PREFERRED STOCK:10,000,000 SHARES DESIGNATED

This Certifies that LIBERTY INVESTMENT AND TRUST FUND LP

Is The Record Holder Of * ONE MILLION *

Shares of AIMS WORLDWIDE, INC. ~~Common Stock~~ XXXXXXXXXX SERIES A PREFERRED STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: AUGUST 9, 2006

SECRETARY

AIMS WORLDWIDE, INC. CORPORATE Seal NEVADA

PRESIDENT

COUNTERSIGNED & REGISTERED

1 of 4 8.46 x 10.68 in

Adobe Acrobat - [AIMS' 4 Preferred Stock Certificates 08_08_06.pdf]

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Co. ID: 11039 **RESTRICTED STOCK**

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
Nevada

NUMBER P102

SHARES *3,800,000*

AIMS Worldwide, Inc.

SERIES A CONVERTIBLE PREFERRED STOCK:10,000,000 SHARES DESIGNATED

PAR VALUE: $.001

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. The shares have been acquired for investment and may not be offered, sold or otherwise transferred in the absence of an effective registration statement with respect to the shares or an exemption from the registration requirements of said act that is then applicable to the shares, as to which a prior opinion of counsel acceptable to the issuer or transfer agent may be required."

This Certifies that LIBERTY INVESTMENT AND TRUST FUND LP

is The Record Holder Of * THREE MILLION EIGHT HUNDRED THOUSAND *

Shares of AIMS WORLDWIDE, INC. ~~Common Stock~~ XXXXXXXXXXX SERIES A PREFERRED STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: AUGUST 9, 2006

SECRETARY

AIMS WORLDWIDE, INC. CORPORATE Seal NEVADA

PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED

COUNTERSIGNED: Transfer Agent Authorized Signature

Thumbnail 1 2 3 4

Bookmarks Thumbnails Comments Signatures

2 of 4 8.46 x 10.69 in

Adobe Acrobat - [AIMS' 4 Preferred Stock Certificates 08_08_06.pdf]

AUG-10-2006 THU 02:20 PM AIMS WORLDWIDE INC FAX NO. 7038213870 P. 03

Co. ID: 11039 **RESTRICTED STOCK**

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF

Nevada

NUMBER P103

SHARES *500,000*

AIMS Worldwide, Inc.

SERIES A CONVERTIBLE PREFERRED STOCK: 10,000,000 SHARES DESIGNATED

PAR VALUE $.001

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended [illegible] shares [illegible] for investment and may not be offered [illegible] in the absence of an effective registration [illegible] or an exemption from the registration [illegible] respect to [illegible] of said act that [illegible] to the issuer or transfer agent [illegible] opinion of counsel [illegible] required."

This Certifies that LIBERTY INVESTMENT AND TRUST FUND LP

Is The Record Holder Of *FIVE HUNDRED THOUSAND *

Shares of AIMS WORLDWIDE, INC. ~~Common Stock~~ XXXXXXXXXX SERIES A PREFERRED STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: AUGUST 9, 2006

SECRETARY

AIMS WORLDWIDE, INC. CORPORATE SEAL NEVADA

PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED

COUNTERSIGNED Transfer Agent-Authorized Signature

3 of 4 8.46 x 10.75 in

Adobe Acrobat - [AIMS' 4 Preferred Stock Certificates 08_08_06.pdf]

AUG-10-2006 THU 02:22 PM AIMS WORLDWIDE INC FAX NO. 7038213870 P. 04

Co. ID: 11039 **RESTRICTED STOCK**

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF
Nevada

NUMBER P104 — SHARES *1,200,000*

AIMS Worldwide, Inc.

SERIES A CONVERTIBLE PREFERRED STOCK: 10,000,000 SHARES DESIGNATED
PAR VALUE $.001

"The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, [illegible] for investment and may not be offered, [illegible] in the absence of an effective registration [illegible] exemption from the registration [illegible] to the shares [illegible] of said act [illegible] the issuer or counsel [illegible] opinion of counsel [illegible] required."

This Certifies that LIBERTY INVESTMENT AND TRUST FUND LP

Is The Record Holder Of * ONE MILLION TWO HUNDRED THOUSAND *

Shares of **AIMS WORLDWIDE, INC.** ~~Common Stock~~ XXXXXXXXXX SERIES A PREFERRED STOCK

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: AUGUST 9, 2006

SECRETARY — AIMS WORLDWIDE, INC. CORPORATE Seal NEVADA — PRESIDENT

INTERWEST TRANSFER CO. INC. P.O. BOX 17136 / SALT LAKE CITY, UTAH 84117

COUNTERSIGNED & REGISTERED

COUNTERSIGNED: Transfer Agent-Authorized Signature

4 of 4 8.46 x 10.68 in

Schedule 3.2 (l)

Executed Agreements for Target Acquisitions

Schedule 4.4.2

Holdings Contested by the Company

Schedule 4.4.3

Capitalization Table

Schedule 4.4 .3 Capitalization Table

	Pre-Closing	Post Closing
	Common Shares Issued and Outstanding	Common Shares Issued and Outstanding	Preferred Shares Issued and Outstanding

Consultants	1,274,333	1,274,333
Employees	155,500	155,500
Officers	12,130,041	12,130,041
Other	7,849,147	7,849,147
Freely-traded Shares	13,418,138	13,418,138

IKON Holdings Shareholders		1,650,000
Target America Shareholders		277,778

Liberty Investment & Trust Fund LP			4,800,000

Total Shares	34,827,159	36,754,937	4,800,000

Schedule 4.7.1

Financial Statements

Schedule 4.7.1

AIMS Worldwide, Inc.	AIMS Worldwide, Inc, no add’l acquisitions

	10-KSB	10-KSB
BALANCE SHEET	ACTUAL	ACTUAL	10-QSB
	12/31/2004	12/31/2005	3/31/2006
Cash Assets	$923,518	$282,566	$499,323
Accounts Receivable	$0	$760,129	$486,787
Current Assets	$7,655	$23,477	$3,939
Property and Equipment	$4,370	$239,508	$230,841
Other Assets	$25,000	$1,578,213	$1,833,501
Investment in Subsidiary	$0	$0	$0
Total Assets	$960,543	$2,883,893	$3,054,391

Accounts Payable	$358,722	$320,047	$364,975
Other Current Liabilities	$4,522,432	$3,819,522	$3,868,056
Long-term Liabilities	$0	$316,000	$216,000
Owner Equity	$22,077	$31,858	$33,012
Paid-in Capital	$0	$4,274,804	$4,923,093
Retained Earnings	($3,942,688)	($5,878,338)	($6,350,745)
Total Liabilities and Equity/Capital	$960,543	$2,883,893	$3,054,391

Schedule 4.7.1

AIMS Worldwide, Inc.	AIMS Worldwide, Inc, no addl acquisitions

INCOME STATEMENT	ACTUAL	ACTUAL
	2004	2005	1st Qtr 2006
Gross Revenue
Gross Revenue	$652,404	$1,161,440	$285,231
Total Gross Revenue	$652,404	$1,161,440	$285,231

Cost of Sales
Cost of Sales	$537,112	$430,068	$120,224
Total Cost of Sales	$537,112	$430,068	$120,224

Net Revenue
Net Revenue	$115,292	$731,372	$165,007
Total Net Revenue	$115,292	$731,372	$165,007

General & Admn
G&A TOTAL	$3,232,040	$2,658,100	$637,414
Total General & Admn	$3,232,040	$2,658,100	$637,414

EBITDA Sub-total	($3,116,748)	($1,926,728)	($472,407)

Adj. to EBITDA	$2,133,953	$1,066,667	$40,000

Adjusted EBITDA	($982,795)	($860,061)	($432,407)

Schedule 4.7.1

AIMS Worldwide + IKON & Target America

BALANCE SHEET	ACTUAL	ACTUAL
	12/31/2004	12/31/2005	3/31/2006
Cash Assets	$1,715,131	$324,445	$529,789
Accounts Receivable	$478,649	$961,857	$621,977
Current Assets	$236,290	$40,862	$149,293
Property and Equipment, Net	$67,360	$405,889	$436,822
Other Assets	$32,400	$1,647,895	$1,846,126
Investment in Subsidiaries/Cash	$0	$0	$0
Total Assets	$2,529,830	$3,380,948	$3,584,008

Accounts Payable	$424,665	$320,047	$364,975
Other Current Liabilities	$4,835,622	$4,051,700	$4,368,313
Long-term Liabilities	$24,302	$481,708	$462,494
Capital Payable
Owner Equity	$31,827	$41,608	$92,762
Paid-in Capital	$0	$4,324,804	$4,973,093
Retained Earnings	($2,786,586)	($5,838,920)	($6,677,630)

Total Liabilities and Equity/Capital	$2,529,830	$3,380,948	$3,584,007

Schedule 4.7.1

AIMS Worldwide + IKON & Target America

INCOME STATEMENT	AIMS ACTUAL /
	ACQUISITIONS PROJ.	ACTUAL
	2004	2005	1st Qtr 2006
Gross Revenue
Total Gross Revenue	$12,709,520	$4,869,887	$1,059,039
		$0
Cost of Sales
Total Cost of Sales	$4,905,259	$1,519,532	$311,575
		$0
Gross Profit
Total Net Revenue	$7,804,261	$3,350,355	$747,464
		$0
General & Admn Expenses
Total G&A and Corp Expenses	$9,600,478	$5,330,201	$1,438,758
		$0
EBITDA
EBITDA	($1,796,217)	($1,979,846)	($691,294)
	$0	$0	$0
		$0
Adjustment to EBITDA - Financing	$0	$0	$0

Proceed from Disposal of Asset	$0	$0	$0

Income Before Taxes	($1,796,217)	($1,979,846)	($691,294)

Interest	$0	$0	$0
Tax - 35%	$0	$0	$0
Depreciation	$0	$0	$0
Amortization	$0	$0	$0
Interest, Tax, Depr., Amortization	$0	$0	$0

Net Income	($1,796,217)	($1,979,846)	($691,294)

Adjustments to EBITDA	$4,204,721	$1,679,990	$340,747
note: transaction costs have not been capitalized on above balance sheet
Adjusted Net Income	$2,408,504	($299,856)	($350,547)

Schedule 4.7.2

Supporting June Financial Projections

Schedule 4.7.2

AIMS Worldwide, Inc. with No Additional Acquisitions

BALANCE SHEET	10-QSB	PROJ
	3/31/2006	6/30/2006
Cash Assets	$499,323	$290,500
Accounts Receivable	$486,787	$1,045,073
Current Assets	$3,939	$3,093
Property and Equipment	$230,841	$253,219
Other Assets	$1,833,501	$1,461,500
Investment in Subsidiary	$0	$0
Total Assets	$3,054,391	$3,053,385

Accounts Payable	$364,975	$315,500
Other Current Liabilities	$3,868,056	$3,969,560
Long-term Liabilities	$216,000	$216,000
Owner Equity	$33,012	$34,827
Paid-in Capital	$4,923,093	$5,088,522
Retained Earnings	($6,350,745)	($6,571,025)
Total Liabilities and Equity/Capital	$3,054,391	$3,053,384

Schedule 4.7.2

AIMS Worldwide, Inc. with No Additional Acquisitions

INCOME STATEMENT			6 months
	1st Qtr 2006	2nd Qtr 2006	Thru 6/30/06
Gross Revenue
Gross Revenue	$285,231	$573,352	$858,583
Total Gross Revenue	$285,231	$573,352	$858,583

Cost of Sales
Cost of Sales	$120,224	$78,563	$198,787
Total Cost of Sales	$120,224	$78,563	$198,787

Net Revenue
Net Revenue	$165,007	$494,789	$659,796
Total Net Revenue	$165,007	$494,789	$659,796

General & Admn
G&A TOTAL	$637,414	$715,069	$1,352,483
Total General & Admn	$637,414	$715,069	$1,352,483

EBITDA Sub-total	($472,407)	($220,280)	($692,687)

Adj. to EBITDA	$40,000	$40,000	$80,000

Adjusted EBITDA	($432,407)	($180,280)	($612,687)

Schedule 4.7.2

AIMS Worldwide, Inc. + IKON and Target America

BALANCE SHEET	Quarterly
	3/31/2006	6/30/2006
Cash Assets	$529,789	$297,163
Accounts Receivable	$621,977	$1,334,459
Current Assets	$149,293	$72,231
Property and Equipment, Net	$436,822	$499,458
Other Assets	$1,846,126	$1,474,125
Investment in Subsidiaries/Cash	$0	$0
Total Assets	$3,584,008	$3,677,436

Accounts Payable	$364,975	$315,500
Other Current Liabilities	$4,368,313	$4,266,613
Long-term Liabilities	$462,494	$531,333
Capital Payable		$0
Owner Equity	$92,762	$94,577
Paid-in Capital	$4,973,093	$5,148,522
Retained Earnings	($6,677,630)	($6,679,110)

Total Liabilities and Equity/Capital	$3,584,007	$3,677,435

Schedule 4.7.2

AIMS Worldwide, Inc. + IKON and Target America

INCOME STATEMENT
			6 months
	1st Qtr 2006	2nd Qtr 2006	Thru 6/30/06
Gross Revenue
Total Gross Revenue	$1,059,039	$2,878,748	$3,937,787

Cost of Sales
Total Cost of Sales	$311,575	$1,492,158	$1,803,733

Gross Profit
Total Net Revenue	$747,464	$1,386,590	$2,134,054

General & Admn Expenses
Total G&A and Corp Expenses	$1,438,758	$1,401,550	$2,840,308

EBITDA
EBITDA	($691,294)	($14,960)	($706,254)
	$0	($0)

Adjustment to EBITDA - Financing	$0	$0	$0

Proceed from Disposal of Asset	$0	$0	$0

Income Before Taxes	($691,294)	($14,960)	($706,254)

Interest	$0	$0	$0
Tax - 35%	$0	$0	$0
Depreciation	$0	$0	$0
Amortization	$0	$0	$0
Interest, Tax, Depr., Amortization	$0	$0	$0

Net Income	($691,294)	($14,960)	($706,254)

Adjustments to EBITDA	$340,747	$26,520	$367,267
note: transaction costs have not been capitalized on above balance sheet
Adjusted Net Income	($350,547)	$11,560	($338,987)

Schedule 4.7.3

Supporting December Financial Projections

Schedule 4.7.3

AIMS Worldwide, Inc, no addl acquisitions

BALANCE SHEET	PROJ
12/31/2006
Cash Assets	$3,124,259
Accounts Receivable	$952,713
Current Assets	$13,383
Property and Equipment	$286,777
Other Assets	$1,453,681
Investment in Subsidiary	$0
Total Assets	$5,830,813

Accounts Payable	$1,960,951
Other Current Liabilities	$3,969,560
Long-term Liabilities	$216,000
Owner Equity	$34,827
Paid-in Capital	$5,088,522
Retained Earnings	($5,439,047)

Total Liabilities and Equity/Capital	$5,830,813

Schedule 4.7.3

AIMS Worldwide, Inc, no addl acquisitions

INCOME STATEMENT	PROJ
2006
Gross Revenue
Gross Revenue	$5,612,355
Total Gross Revenue	$5,612,355

Cost of Sales
Cost of Sales	$1,131,401
Total Cost of Sales	$1,131,401

Net Revenue
Net Revenue	$4,480,954
Total Net Revenue	$4,480,954

General & Admn
G&A TOTAL	$4,041,663
Total General & Admn	$4,041,663

EBITDA Sub-total	$439,291

Adj. to EBITDA	$160,000

Adjusted EBITDA	$599,291

Schedule 4.7.3

AIMS Worldwide + IKON & Target America

BALANCE SHEET	PROJ
12/31/2006
Cash Assets	$5,418,985
Accounts Receivable	$1,242,099
Current Assets	$82,521
Property and Equipment, Net	$533,016
Other Assets	$1,466,306
Investment in Subsidiaries/Cash	$0
Total Assets	$8,742,927

Accounts Payable	$1,960,951
Other Current Liabilities	$4,266,613
Long-term Liabilities	$531,333
Capital Payable	$0
Owner Equity	$94,577
Paid-in Capital	$5,148,522
Retained Earnings	($3,259,069)

Total Liabilities and Equity/Capital	$8,742,927

Schedule 4.7.3

AIMS Worldwide + IKON & Target America

INCOME STATEMENT
PROJ
2006
Gross Revenue
Total Gross Revenue	$21,102,626
$0
Cost of Sales
Total Cost of Sales	$4,117,344
$0
Gross Profit
Total Net Revenue	$16,985,283
$0
General & Admn Expenses
Total G&A and Corp Expenses	$12,607,263
$0
EBITDA
EBITDA	$4,378,020
$0
($0)
Adjustment to EBITDA - Financing	$0

Proceed from Disposal of Asset	$0

Income Before Taxes	$4,378,020

Interest	$0
Tax - 35%	($58,808)
Depreciation	$0
Amortization	$0
Interest, Tax, Depr., Amortization	($58,808)

Net Income	$4,436,828

Adjustments to EBITDA	($1,216,966)
note: transaction costs have not been capitalized on above balance sheet
Adjusted Net Income	$3,219,861

Exhibit A

Form of Certificate of Designations of Preferences, Rights and Limitations

Exhibit B

Registration Rights Agreement

Exhibit C

Escrow Agreement

Exhibit D

Warrant